UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2022

CERUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21937	68-0262011
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1220 Concord Ave, Suite 600 Concord, California	94520
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 288-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CERS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On January 10, 2022, Cerus Corporation (the “Company”) announced its preliminary product revenue results for the fourth quarter and fiscal year ended December 31, 2021. A copy of the Company’s press release, entitled “Cerus Corporation Announces Record Preliminary Fourth Quarter and Full-Year 2021 Product Revenue and Provides Business Update,” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

Such product revenue results as reported are preliminary, unaudited and subject to completion. The Company’s independent registered public accounting firm has not audited or performed any procedures with respect to these preliminary results and does not express an opinion or any other form of assurance with respect thereto. The Company’s financial closing procedures for the three months and year ended December 31, 2021 are not yet complete and, as a result, the final results upon completion of the closing procedures may vary from the preliminary estimates, and any such differences may be material. The Company’s product revenue information presented herein should not be viewed as a substitute for the information set forth in the full financial statements prepared in accordance with U.S. generally accepted accounting principles, and undue reliance should not be placed on these preliminary product revenue results.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

The following exhibit is furnished with this report:

99.1	Press release, dated January 10, 2022, entitled “Cerus Corporation Announces Record Preliminary Fourth Quarter and Full-Year 2021 Product Revenue and Provides Business Update.”

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2022	CERUS CORPORATION

	By:	/s/ Kevin D. Green
Kevin D. Green
Vice President, Finance and Chief Financial Officer

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